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                                                                    EXHIBIT 23.3



                            CONSENT OF EUGENE LYNCH


I hereby consent to your reference to me in the registration statement as a person about to become a director of David's Bridal, Inc.






                                                                /s/ Eugene Lynch
                                                               -----------------
                                                                    Eugene Lynch